UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

BNY Mellon Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Municipal Income, Inc.

SEMI-ANNUAL REPORT March 31, 2023

BNY Mellon Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by the fund’s Primary Portfolio Managers, Daniel Rabasco and Jeffrey Burger of Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon Municipal Income, Inc. (the “fund”) produced a total return of 9.60% on a net-asset-value basis and 10.10% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $.1230 per share, which reflects an annualized distribution rate of 3.79%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 7.00% for the same period.3

Municipal bonds rose during the reporting period as the market benefited from easing inflation and anticipation that the Federal Reserve (the “Fed”) would soon end its tightening policy.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations and invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by the fund’s sub-adviser in the case of bonds, and rated in the two highest-rating categories or the unrated equivalent as determined by the fund’s sub-adviser in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio based on identifying income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current, interest-rate environment. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Markets Supported by Slowing Inflation and Potential End to Monetary Tightening

The municipal bond market posted positive returns during the reporting period, supported by a belief that easing inflation would soon allow the Fed to end its tightening policy. Robust fundamentals and favorable supply-and-demand factors also assisted the market.

The Fed implemented four additional increases in the federal funds rate during the period, following four hikes in the first eight months of 2022. Though the Fed’s efforts to contain inflation began to take effect during the period, inflation measures stayed near multidecade highs.

The persistence of higher-than-expected inflation, combined with interest-rate hikes by the Fed, rising Treasury yields and concerns about a potential economic slowdown, resulted in market volatility through much of 2022. In the fourth quarter of 2022, as inflation measures began to show less pricing pressure, the market began to recover a portion of its earlier losses. The rebound continued in January 2023, assisted by strong inflows to municipal bond mutual funds. Concerns began to surface again in February 2023, however, as inflation appeared to be more persistent than expected while in March those concerns began to subside.

Despite the period’s volatility, credit fundamentals in the municipal market have remained strong, assisted by healthy tax revenues. So, in addition to rising rates, supply-and-demand factors, which have been mixed, have played a role in performance in recent months. While flows into municipal bond mutual funds were healthy early in the reporting period, modest outflows occurred in February 2023. Municipal bonds showed more life in March as the collapse of two regional banks resulted in a flight to safety that bolstered the municipal bond market.

Duration and Curve Positioning Contributed

The fund’s performance was aided primarily by its longer duration and its curve positioning as falling rates benefited longer maturities. Positive selections among general obligation bonds contributed, as did selections in the power and water segments. Leading selections included the Municipal Electric Authority of Georgia and the Ft. Myers Utilities System.

On a less positive note, the fund’s performance was hampered by selections in certain segments, especially in education, continuing care and retirement centers, special tax and transportation. Lagging positions included Tarrant County Texas health care bonds, Puerto Rico transportation bonds and University of California bonds. The fund’s overweight allocation to revenue bonds and to pre-refunded bonds produced a negligible effect on returns. The fund did not employ derivatives during the reporting period.

Market Well Positioned for Potential Slowdown

With inflation remaining high, we anticipate the possibility that the Fed may implement at least one more rate hike this summer, but we are also monitoring the effects of the stresses on the banking system in the wake of the collapse of two regional banks. We believe that recession remains a risk, and it is possible that the Fed will pause its rate-hiking and consider easing in 2024.

Though recession remains possible, we believe that states are well positioned to withstand any stress on their fiscal conditions. Most continue to have abundant reserves, and many are making full payments to their pension funds.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Technical factors also appear to be positive. Supply is down, and demand is likely to remain strong due to seasonal reinvestment in the coming months. In addition, municipal bonds have historically performed well after a tightening cycle. This, combined with strong fundamentals, should support the market in the near term.

April 17, 2023

1  Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper, Inc. --- The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any Index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

STATEMENT OF INVESTMENTS

March 31, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0%
Alabama - 5.3%
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.75	10/1/2046	4,000,000	[a]	4,123,597
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	2,500,000		2,581,005
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	1,500,000		1,546,913
				8,251,515
Alaska - .7%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	1,250,000		1,104,243
Arizona - 4.8%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2045	1,355,000		1,240,277
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,360,640
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2046	1,500,000	[b]	1,503,935
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	1,000,000	[b]	1,020,036
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	2,190,000		2,286,930
				7,411,818
California - 12.8%
California Community Choice Financing Authority, Revenue Bonds (Green Bond)	5.25	10/1/2031	1,000,000	[c]	1,024,108
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,000,000		929,194
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	565,000		556,828
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	2,000,000		2,094,255

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
California - 12.8% (continued)
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	3,750,000		3,913,366
Tender Option Bond Trust Receipts (Series 2016-XM0387), (Los Angeles Department of Airports, Revenue Bonds (Los Angeles International Airport)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.59	5/15/2038	4,000,000	[b,d,e]	4,009,877
Tender Option Bond Trust Receipts (Series 2016-XM0390), (The Regents of the University of California, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	5/15/2036	3,740,000	[b,d,e]	3,750,271
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	4.37	5/1/2044	3,360,000	[b,d,e]	3,498,027
				19,775,926
Colorado - 6.7%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	2,000,000		1,645,525
Colorado High Performance Transportation Enterprise, Revenue Bonds	5.00	12/31/2056	3,000,000		2,909,426
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	4.21	11/15/2043	3,997,093	[b,d,e]	4,034,480
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	3.30	8/1/2044	1,645,000	[b,d,e]	1,815,734
				10,405,165
Connecticut - .7%
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2040	1,000,000		1,106,689
Florida - 7.0%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	1,500,000		1,270,566

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Florida - 7.0% (continued)
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	1,500,000		1,506,030
Halifax Hospital Medical Center, Revenue Bonds, Refunding	4.00	6/1/2025	1,000,000	[f]	1,031,941
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	1,450,000		1,487,089
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	1,000,000		618,439
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	1.38	8/15/2049	2,770,000	[b,d,e]	2,554,677
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	0.33	10/1/2049	1,380,000	[b,d,e]	1,310,606
Tender Option Bond Trust Receipts (Series 2022-XF1385), (Fort Myers FL Utility, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	1.37	10/1/2044	1,050,000	[b,d,e]	1,047,800
				10,827,148
Georgia - 5.1%
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	1,250,000		1,295,999
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	4.59	1/1/2056	1,270,000	[b,d,e]	1,292,794
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	1.75	7/1/2044	2,660,000	[b,d,e]	2,848,569

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Georgia - 5.1% (continued)
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,500,000		1,544,707
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	1,000,000		914,373
				7,896,442
Hawaii - .9%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,250,000		1,323,288
Illinois - 17.6%
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,725,000		1,728,608
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,000,000		2,138,301
Chicago II, GO, Ser. A	5.00	1/1/2044	1,000,000		1,003,388
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	1,100,000		1,108,929
Chicago II Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2028	1,000,000		1,026,507
Chicago O'Hare International Airport, Revenue Bonds, Ser. A	5.50	1/1/2055	1,500,000		1,616,063
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,039,102
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,000,000		1,098,359
Illinois, GO, Ser. A	5.00	5/1/2038	1,250,000		1,323,613
Illinois, GO, Ser. D	5.00	11/1/2028	1,000,000		1,085,052
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/2047	1,350,000		1,352,183
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,500,000		2,514,363
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[g]	1,398,901
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	1,500,000		1,488,500

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Illinois - 17.6% (continued)
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	10/1/2040	7,000,000	[b,d,e]	7,275,419
				27,197,288
Iowa - 1.0%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	1,500,000		1,462,594
Kentucky - 2.1%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2045	1,000,000		1,031,466
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,320,000	[c]	2,266,885
				3,298,351
Louisiana - 5.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	1,000,000		921,406
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,021,399
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.88	7/1/2047	6,320,000	[b,d,e]	6,431,469
				8,374,274
Maryland - 3.4%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	1,000,000		1,017,660
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	1,500,000		1,521,684

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Maryland - 3.4% (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2046	750,000		679,457
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	7/1/2042	2,000,000	[b,d,e]	2,035,491
				5,254,292
Massachusetts - 6.2%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Atrius Health Obligated Group) Ser. A	4.00	6/1/2029	1,500,000	[f]	1,654,848
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group)	5.00	7/1/2046	1,835,000		1,848,584
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2026	950,000		985,150
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,434,788
Tender Option Bond Trust Receipts (Series 2016-XM0386), (University of Massachusetts Building Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	5/1/2043	3,695,009	[b,d,e]	3,701,429
				9,624,799
Michigan - 1.6%
Michigan Finance Authority, Revenue Bonds, Refunding	4.00	4/15/2042	1,000,000		980,468
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	500,000		509,231
Pontiac School District, GO	4.00	5/1/2045	1,000,000		1,002,605
				2,492,304
Minnesota - 1.0%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	1,000,000		1,017,108

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Minnesota - 1.0% (continued)
St. Paul Minnesota Housing & Redevelopment Authority, Revenue Bonds, Refunding (HealthEast Care System Project)	5.00	11/15/2025	500,000	[f]	531,389
				1,548,497
Missouri - 1.2%
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	2,000,000		1,874,585
Multi-State - .8%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,415,000	[b]	1,288,995
Nebraska - .7%
Douglas County Hospital Authority No. 2, Revenue Bonds (Children's Hospital Obligated Group)	5.00	11/15/2036	1,000,000		1,061,945
Nevada - 2.4%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	1,340,000		1,364,823
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,250,000		1,133,920
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.13	6/1/2058	1,250,000		1,161,269
				3,660,012
New Hampshire - .5%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	1,000,000		772,461
New Jersey - 9.0%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	350,000		366,781
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2025	400,000	[f]	424,067
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	1,180,000	[f]	1,250,997

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
New Jersey - 9.0% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	855,000		815,395
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,250,000		1,298,942
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,118,667
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,000,000		1,045,597
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2048	1,200,000		1,180,387
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,000,000		1,015,441
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,860,000		3,944,172
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	390,000		403,489
				13,863,935
New York - 5.6%
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	5,600,000	[g]	1,556,176
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2042	1,000,000		1,036,429
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	1,500,000		1,504,387
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223	4.00	7/15/2051	750,000		705,855
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	2.37	11/15/2047	2,000,000	[b,d,e]	1,904,354

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.0% (continued)
New York - 5.6% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	4.00	5/15/2046	2,000,000	1,973,640
				8,680,841
Ohio - .6%
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000	995,730
Oregon - .5%
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Capital Manor Project)	4.00	5/15/2057	1,000,000	698,928
Pennsylvania - 8.4%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2032	1,255,000	1,419,105
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,000,000	1,000,639
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,001,910
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	1,000,000	1,097,563
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding	4.00	7/1/2046	1,000,000	810,125
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding	5.00	11/1/2033	2,000,000	2,082,299
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000	939,776
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A1	5.00	12/1/2046	1,000,000	1,029,987
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Ser. B	5.25	12/1/2048	1,000,000	1,066,236
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2050	1,000,000	1,068,315
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2037	1,500,000	1,501,837
				13,017,792

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Rhode Island - .4%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	500,000		540,374
South Carolina - 7.8%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		867,550
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	1,000,000		957,373
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	1,000,000		888,353
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	3.94	12/1/2043	4,800,000	[b,d,e]	4,815,076
Tobacco Settlement Revenue Management Authority, Revenue Bonds, Ser. B	6.38	5/15/2030	3,750,000		4,581,634
				12,109,986
South Dakota - 1.3%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.94	7/1/2046	2,000,000	[b,d,e]	2,043,225
Tennessee - 1.3%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	3.32	7/1/2023	2,000,000	[b,d,e]	2,011,334
Texas - 10.1%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2047	2,275,000		2,096,141

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Texas - 10.1% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.25	12/1/2034	1,000,000	1,002,095
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2052	4,000,000	[g] 935,300
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,000,000	969,065
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Webminister Project)	4.00	11/1/2049	1,600,000	1,189,395
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/2/2038	1,750,000	1,774,764
San Antonio Education Facilities Corp., Revenue Bonds, Refunding (University of the Incarnate Word)	4.00	4/1/2046	1,675,000	1,439,729
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2055	1,000,000	999,584
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,200,000	1,201,206
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	2,500,000	2,479,078
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000	1,523,558
				15,609,915
Utah - 2.2%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2048	1,000,000	1,025,308
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2031	860,000	934,665
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	1,500,000	1,488,976
				3,448,949
Virginia - 2.5%
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	2,000,000	1,969,396

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.0% (continued)
Virginia - 2.5% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2057	1,000,000	1,008,206
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,000,000	868,886
				3,846,488
Washington - 8.3%
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	4.47	7/1/2058	13,000,000	[b,d,e] 12,866,864
Wisconsin - 2.1%
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	1,000,000	1,086,851
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	1,000,000	1,095,137
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Inc.)	5.50	12/1/2052	1,000,000	1,096,639
				3,278,627
Total Investments (cost $234,009,006)			148.0%	229,025,619
Liabilities, Less Cash and Receivables			(28.5%)	(44,100,520)
Preferred Stock, at redemption value			(19.5%)	(30,225,000)
Net Assets Applicable to Common Shareholders			100.0%	154,700,099

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $73,060,462 or 47.23% of net assets.

c These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General	27.1
Education	21.5
Medical	17.4
Transportation	16.5
Airport	14.5
Tobacco Settlement	8.8
Water	8.4
Nursing Homes	7.8
Power	5.9
General Obligation	4.3
School District	4.0
Utilities	3.2
Development	3.2
Prerefunded	3.2
Housing	1.4
Multifamily Housing	.8
148.0

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	234,009,006	229,025,619
Cash		1,309,077
Receivable for investment securities sold		3,824,340
Interest receivable		3,191,761
Prepaid expenses		719
		237,351,516
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		113,967
Payable for inverse floater notes issued—Note 3		47,272,102
Payable for investment securities purchased		4,411,120
Interest and expense payable related to inverse floater notes issued—Note 3		525,426
Dividends payable to Preferred Shareholders		11,258
Commissions payable—Note 1		9,130
Other accrued expenses		83,414
		52,426,417
Auction Preferred Stock, Series A and B, par value $.001 per share (1,209 shares issued and outstanding at $25,000 per share liquidation preference)—Note 1		30,225,000
Net Assets Applicable to Common Shareholders ($)		154,700,099
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (20,757,267 shares issued and outstanding)		20,757
Paid-in capital		179,014,708
Total distributable earnings (loss)		(24,335,366)
Net Assets Applicable to Common Shareholders ($)		154,700,099

Shares Outstanding
(110 million shares authorized)	20,757,267
Net Asset Value Per Share of Common Stock ($)	7.45

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Interest Income	4,834,747
Expenses:
Management fee—Note 2(a)	631,956
Interest and expense related to inverse floater notes issued—Note 3	852,145
Professional fees	59,542
Directors’ fees and expenses—Note 2(c)	44,887
Commission fees—Note 1	31,947
Shareholders’ reports	18,043
Shareholder servicing costs	12,181
Registration fees	10,000
Chief Compliance Officer fees—Note 2(b)	4,680
Custodian fees—Note 2(b)	2,263
Miscellaneous	28,980
Total Expenses	1,696,624
Less—reduction in fees due to earnings credits—Note 2(b)	(547)
Net Expenses	1,696,077
Net Investment Income	3,138,670
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(2,987,138)
Net change in unrealized appreciation (depreciation) on investments	13,887,221
Net Realized and Unrealized Gain (Loss) on Investments	10,900,083
Dividends to Preferred Shareholders	(737,599)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	13,301,154

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2023 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(23,344,471)
Proceeds from sales of portfolio securities	33,108,136
Dividends paid to Preferred Shareholders	(731,461)
Interest income received	4,964,842
Interest and expense related to inverse floater notes issued	(659,132)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(632,472)
Operating expenses paid	(217,475)
Net Cash Provided (or Used) in Operating Activities		12,487,967
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(3,051,321)
Decrease in payable for inverse floater notes issued	(9,972,490)
Net Cash Provided (or Used) in Financing Activities		(13,023,811)
Net Increase (Decrease) in Cash		(535,844)
Cash at beginning of period		1,844,921
Cash at End of Period		1,309,077
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		13,301,154
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		13,759,963
Decrease in interest receivable		130,095
Increase in receivable for investment securities sold		(3,824,340)
Decrease in prepaid expenses		9,723
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		5,880
Increase in payable for investment securities purchased		2,815,180
Increase in interest and expense payable related to inverse floater notes issued		193,013
Increase in dividends payable to Preferred Shareholders		6,138
Decrease in commissions payable and other accrued expenses		(21,618)
Net change in unrealized (appreciation) depreciation on investments		(13,887,221)
Net Cash Provided (or Used) in Operating Activities		12,487,967

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment income	3,138,670	7,460,956
Net realized gain (loss) on investments	(2,987,138)	(4,908,390)
Net change in unrealized appreciation (depreciation) on investments	13,887,221	(43,966,411)
Dividends to Preferred Shareholders	(737,599)	(301,213)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	13,301,154	(41,715,058)
Distributions ($):
Distributions to Common Shareholders	(2,553,144)	(7,140,441)
Capital Stock Transactions ($):
Distributions reinvested	-	17,869
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	17,869
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	10,748,010	(48,837,630)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	143,952,089	192,789,719
End of Period	154,700,099	143,952,089
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	1,936
Net Increase (Decrease) in Shares Outstanding	-	1,936

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
March 31, 2023		Year Ended September 30,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	6.94	9.29	9.05	9.36	8.90	9.35
Investment Operations:
Net investment income[a]	.15	.36	.41	.43	.46	.50
Net realized and unrealized gain (loss) on investments	.52	(2.35)	.25	(.30)	.46	(.52)
Dividends to Preferred Shareholders from net investment income	(.04)	(.02)	(.00)[b]	(.02)	(.04)	(.04)
Total from Investment Operations	.63	(2.01)	.66	.11	.88	(.06)
Dividends from net investment income	(.12)	(.34)	(.42)	(.42)	(.42)	(.44)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	-	-	-	-	.05
Net asset value, end of period	7.45	6.94	9.29	9.05	9.36	8.90
Market value, end of period	6.49	6.01	9.63	8.63	9.35	7.83
Market Price Total Return (%)	10.10[c]	(34.69)	16.90	(3.13)	25.58	(9.55)

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
March 31, 2023		Year Ended September 30,
(Unaudited)		2022	2021	2020	2019	2018
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	2.26[e]	1.48	1.25	1.68	1.89	1.75
Ratio of net expenses to average net assets applicable to Common Stock[d]	2.26[e]	1.48	1.25	1.67	1.89	1.75
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	1.13[e]	.42	.25	.67	.90	.60
Ratio of net investment income to average net assets applicable to Common Stock[d]	4.17[e]	4.30	4.37	4.78	5.04	5.46
Ratio of total expenses to total average net assets	1.88[e]	1.26	1.08	1.44	1.63	1.45
Ratio of net expense to total average net assets	1.88[e]	1.26	1.08	1.44	1.63	1.45
Ratio of interest and expense related to floating rate notes issued to total average net assets	.94[e]	.36	.22	.58	.78	.50
Ratio of net investment income to total average net assets	3.48[e]	3.66	3.78	4.12	4.34	4.52
Portfolio Turnover Rate	14.22[c]	31.87	11.33	26.85	31.62	17.70
Asset Coverage of Preferred Stock, end of period	612	576	738	721	742	711
Net Assets applicable to Common Shareholders, end of period ($ x 1,000)	154,700	143,952	192,790	187,703	194,114	184,587
Preferred Stock Outstanding, end of period ($ x 1,000)	30,225	30,225	30,225	30,225	30,225	30,225
Floating Rate Notes Outstanding, end of period ($ x 1,000)	47,272	57,245	67,430	71,180	85,492	74,682

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Does not reflect the effect of dividends to Preferred Shareholders.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Income, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the NYSE American under the ticker symbol DMF.

The fund has outstanding 616 Series A shares and 593 Series B shares, Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities, excluding short-term investment (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	229,025,619	-	229,025,619
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(47,272,102)	-	(47,272,102)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within the annual report dated September 30, 2022, provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2023, the Board declared a cash dividend of $.015 per share from net investment income, payable on April 28, 2023 to Common Shareholders of record as of the close of business on April 17, 2023. The ex-dividend date was April 14, 2023.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2023, for each series of APS were as follows: Series A–7.118% and Series B–7.118%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2023 for each series of APS were as follows: Series A–4.732% and Series B–5.063%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $16,373,969 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. The fund has $8,934,431 of short-term capital losses and $7,439,538 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: tax-exempt income $7,441,654. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of March 31, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..70% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding) and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Adviser, or the Adviser will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2023, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .336% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended March 31, 2023, the fund was charged $2,263 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement. These fees were partially offset by earnings credits of $547.

During the period ended March 31, 2023, the fund was charged $4,680 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $108,520, Custodian fees of $3,132 and Chief Compliance Officer fees of $2,315.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2023, amounted to $25,226,370 and $25,461,110, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity

Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2023 was approximately $52,281,838, with a related weighted average annualized interest rate of 3.27%.

At March 31, 2023, accumulated net unrealized depreciation on investments was $4,983,387, consisting of $4,135,914 gross unrealized appreciation and $9,119,301 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of general and insured municipal debt leveraged closed-end funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all general and insured municipal debt leveraged closed-end funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all general and insured municipal debt leveraged closed-end funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for all periods, except the six-month period ended December 31, 2022 for the Performance Group median. The Board also considered that the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for all periods, except the six-month and one-year periods when it was above for the Performance Group median. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group median for five of the ten one-year periods ended December 31st and above or at the Performance Universe medians for six of the ten one-year periods ended December 31st and, on a market price basis, was above the Performance Group for five of the ten one-year periods ended December 31st and above or at the Performance Universe medians for six of the ten one-year periods ended December 31st. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Board also considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians during certain periods when the fund’s performance was below the medians. The Adviser also provided a comparison of the fund’s calendar year total returns, on a net asset value basis, to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

based on common assets and leveraged assets together, was lower than the Expense Group median and the Expense Universe median actual management fees, and, based on common assets alone, was lower than the Expense Group median and the Expense Universe median actual management fees, and the fund’s total expenses, based on common assets and leveraged assets together, were lower than the Expense Group and the Expense Universe median total expenses, and, based on common assets alone, was lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the contractual management fee paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.

Representatives of the Adviser also stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s improved relative total return performance in the most recent one-year period.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser, the Sub-Adviser and their affiliates, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements the remainder of the one-year term.

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38

OFFICERS AND DIRECTORS
BNY Mellon Municipal Income, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal†	Portfolio Managers
Robin A. Melvin	Daniel A. Rabasco
Roslyn M. Watson	Jeffrey B. Burger
Benaree Pratt Wiley†
Gordon J. Davis††
Tamara Belinfanti††	Adviser
† Elected by APS Holders	BNY Mellon Investment Adviser, Inc.
†† Advisory Board Member	Sub-Adviser
Officers	Insight North America LLC
President	Custodian
David DiPetrillo	The Bank of New York Mellon
Chief Legal Officer	Counsel
Peter M. Sullivan	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Deirdre Cunnane	Computershare Inc.
Sarah S. Kelleher	(Common Stock)
Jeff Prusnofsky	Deutsche Bank Trust Company America
Amanda Quinn	(Auction Preferred Stock)
Joanee Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE American Symbol: DMF
Treasurer	Initial SEC Effective Date
James Windels	10/21/88
Vice Presidents	Auction Agent
Daniel Goldstein	Deutsche Bank Trust Company America
Joseph Martella	(Auction Preferred Stock)
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Income, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DMF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0424SA0323

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Income, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: May 22, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: May 22, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)